UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2018

FOCUS FINANCIAL PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38604	47-4780811
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

825 Third Avenue, 27th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 519-2456

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒          Emerging growth company

☒          If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

On December 6, 2018, Focus Financial Partners Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report that the Company had completed its previously announced acquisition of Loring Ward Holdings Inc. (“Loring Ward”) through a merger of a newly-formed, wholly-owned subsidiary of the Company with and into Loring Ward (the “Merger”). This Amendment to Current Report on Form 8-K/A (the “Amendment”) is being filed to amend the Original 8-K, the sole purpose of which is to provide the financial statements and pro forma information required by Item 9.01, which were excluded from the Original 8-K and are filed as exhibits hereto and are incorporated herein by reference. All other items in the Original 8-K remain the same and are hereby incorporated by reference into the Amendment.

Item 9.01                   Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired

The Consolidated Financial Statements as of and for the year ended December 31, 2017, and the Unaudited Condensed Consolidated Financial Statements as of and for the nine months ended September 30, 2018 and 2017, and the related notes thereto, for Loring Ward and subsidiaries are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)         Pro Forma Financial Information

The following Unaudited Pro Forma Condensed Consolidated Financial Information of the Company to give effect to the Merger and related transactions is filed as Exhibit 99.2 to this Amendment and incorporated herein by reference:

•                  Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2017;

•                  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2018; and

•                  Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2018.

(d)         Exhibits

Exhibit No.	Description
23.1	Consent of KPMG LLP

99.1

Consolidated Financial Statements of Loring Ward Holdings Inc. and Subsidiaries as of and for the Year Ended December 31, 2017 and Unaudited Condensed Consolidated Financial Statements as of and for the Nine Months Ended September 30, 2018 and 2017

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information of Focus Financial Partners Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS FINANCIAL PARTNERS INC.

	By:	/s/ J. Russell McGranahan
J. Russell McGranahan
General Counsel

Date: February 7, 2019

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